Exhibit 10.7
VOTING AGREEMENT
     This VOTING AGREEMENT, dated as of May 6, 2009 (this “Agreement”), is by and among CORNERSTONE THERAPEUTICS INC., a Delaware corporation (the “Company”), and CHIESI FARMACEUTICI SPA, a corporation organized under the laws of Italy (“Purchaser”). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Company Stock Purchase Agreement referred to below.
     WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Purchaser and two stockholders of the Company are entering into a stock purchase agreement (the “Initial Stock Purchase Agreement”), dated the same date as this Agreement; and (ii) the Company and Purchaser are entering into a stock purchase agreement (the “Company Stock Purchase Agreement”), also dated the same date as this Agreement; and
     WHEREAS, following consummation of the transactions contemplated by of the Initial Stock Purchase Agreement and the Company Stock Purchase Agreement, Purchaser will own 13,502,741 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the shares of Common Stock owned from time to time, directly or indirectly, by Purchaser and its affiliates are sometimes referred to in this Agreement as the “Purchaser Shares”).
     NOW, THEREFORE, in consideration of the foregoing, intending to be legally bound, the parties hereto hereby agree as follows:
     Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:
     “Constructive Sale” means with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership.
     “Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.
     Section 2. Transfer and Voting Restrictions With Respect to the Purchaser Shares.
          (a) At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), Purchaser shall not Transfer any of the Purchaser Shares.

          (b) Purchaser understands and agrees that if, while this Agreement is in effect, Purchaser attempts to Transfer, vote or provide any other person with the authority to vote any of the Purchaser Shares other than in compliance with this Agreement, the Company shall not, and Purchaser hereby unconditionally and irrevocably instructs the Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Purchaser Shares or (iii) record such vote, in each case, unless and until Purchaser shall have complied with the terms of this Agreement.
          (c) Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, while this Agreement is in effect, Purchaser will not commit any act that could restrict or affect Purchaser’s legal power, authority and right to vote all of the Purchaser Shares then owned of record or beneficially by Purchaser or otherwise prevent or disable Purchaser from performing any of its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Purchaser will not enter into any voting agreement with any person or entity with respect to any of the Purchaser Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Purchaser Shares, deposit any of the Purchaser Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting Purchaser’s legal power, authority or right to vote the Purchaser Shares in favor of the approval of the Charter Amendment.
     Section 3. Voting of Purchaser Shares.
          (a) Purchaser covenants and agrees that at every meeting of the stockholders of the Company, however called, and at any adjournment or postponement thereof, Purchaser shall cause the Purchaser Shares to be counted as present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, shall cause all of the Purchaser Shares to vote in favor of the approval and adoption of the Charter Amendment and all actions in furtherance thereof and contemplated thereby. Purchaser agrees not to commit or agree to take, or permit, any action inconsistent with the foregoing.
          (b) If Purchaser is the beneficial owner, but not the record holder, of the Purchaser Shares, Purchaser agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Purchaser Shares in accordance with Section 3(a).
     Section 4. Grant of Irrevocable Proxy.
          (a) Except as set forth in Section 4(f) hereof, Purchaser hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, the Company and each of its executive officers and any of them, in their capacities as officers of the Company (the “Grantees”), as Purchaser’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Purchaser, to vote the Purchaser Shares, to instruct nominees or record holders to vote the Purchaser Shares, or grant a consent or approval in respect of the Purchaser Shares in accordance with Section 3 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders at which any of the matters described in Section 3 hereof is to be considered.
          (b) Purchaser represents that any proxies heretofore given in respect of the Purchaser Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

          (c) Purchaser hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Company Stock Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Purchaser under this Agreement. Purchaser hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Purchaser hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the General Corporation Law of the State of Delaware.
          (d) The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Purchaser may vote the Purchaser Shares on all other matters.
          (e) The Company may terminate this proxy with respect to Purchaser at any time at its sole election by written notice provided to Purchaser.
          (f) The proxy set forth in this Section 4 shall terminate upon the termination of this Agreement in accordance with Section 7 hereof.
     Section 5. No Solicitation. Purchaser shall comply with Section 2.4 of the Governance Agreement.
     Section 6. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:
          (a) Power, Binding Agreement. Purchaser is a corporation with the corporate power and authority to make, execute and deliver this Agreement and to perform the transactions contemplated by this Agreement, and to grant the irrevocable proxy as set forth in Section 4. This Agreement has been duly and validly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes legal, valid and binding obligations of Purchaser, enforceable against it in accordance with its terms. At the Closing Date, Purchaser will be the beneficial or record owner of the Purchaser Shares free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances except as provided in this Agreement. Purchaser does not beneficially own any securities of the Company as of the date hereof and will not beneficially own any securities of the Company other than the Purchaser Shares at the Closing Date. Purchaser agrees to notify the Company promptly of any additional shares of capital stock of the Company of which it becomes the beneficial owner after the date of this Agreement.
          (b) Consents; No Conflicts. Neither the execution, delivery or performance of this Agreement by Purchaser nor the consummation by it of the transactions contemplated hereby will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, loan, credit agreement, lease, license, permit, concession, franchise, purchase order, sales order, contract, agreement or other instrument, understanding or obligation, whether written or oral to which Purchaser is a party or by which Purchaser (or any of its assets) is bound or violate any law, judgment, injunction, order, decree, regulation or arrangement applicable to Purchaser, except in each such case as would not in any material respect impair Purchaser’s ability to perform their obligations under this Agreement or render inaccurate any of the representations made by Purchaser herein.

          (c) No Other Agreement or Proxy. As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, Purchaser has and will have full legal power, authority and right to vote all of the Purchaser Shares then owned of record or beneficially by Purchaser, in favor of the approval and authorization of the Charter Amendment without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, Purchaser has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Purchaser Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Purchaser Shares, deposited any of the Purchaser Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Purchaser’s legal power, authority or right to vote the Purchaser Shares on any matter (except, in each case, with respect to this Agreement and the other Transaction Documents).
     Section 7. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the earlier to occur of (i) the Charter Amendment Approval (as defined in the Company Stock Purchase Agreement) has been obtained and (ii) such date and time as the Company Stock Purchase Agreement shall be terminated pursuant to Section 6.1 thereof (the “Expiration Date”).
     Section 8. Entire Agreement. This Agreement (together with the Company Stock Purchase Agreement and the Confidentiality Agreement) and the exhibits hereto and thereto constitute the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous agreements, representations and understandings, written or oral, with respect to the subject matter hereof.
     Section 9. Amendment; Waiver. No amendment, supplement or modification to this Agreement shall be effective unless it is set forth in a written instrument duly executed by each of the parties hereto. Any agreement on the part of a party hereto to any waiver of any term or condition hereof shall be valid only if set forth in a written instrument signed on behalf of such party. Such waiver shall not be deemed to apply to any term or condition other than that which is specified in such waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
     Section 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR ANY OF THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
     Section 11. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT SITTING IN THE COUNTY OF NEW CASTLE, OR IF SUCH COURT SHALL NOT HAVE PROPER JURISDICTION, OF THE UNITED STATES FEDERAL DISTRICT COURT SITTING IN DELAWARE, AND ANY APPELLATE COURT THEREOF, IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES AND AGREES NOT TO ASSERT ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN OR JURISDICTION THEREOF); PROVIDED, HOWEVER,

THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 11 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF DELAWARE OTHER THAN FOR SUCH PURPOSE.
     Section 12. Counterparts. This Agreement may be executed manually or by facsimile, in any number of counterparts, all of which will constitute one and the same instrument, and will become effective when a counterpart shall have been executed and delivered by each party to the other parties (except that parties that are affiliates need not deliver counterparts to each other in order for this Agreement to be effective).
     Section 13. No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, or to otherwise create any third-party beneficiary hereto.
     Section 14. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
     Section 15. Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Purchaser set forth in this Agreement. Purchaser accordingly agrees that, in addition to any other remedies that may be available to the Company, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.
     Section 16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient to the address provided for such party in the Company Stock Purchase Agreement, including to the persons designated therein to receive copies.
     Section 17. Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

     Section 18. Assignment and Successors. No party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise without the prior written consent of the other parties, except that the Company, without obtaining the consent of any other parties hereto, shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more of its affiliates. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 18 shall be null and void.

     IN WITNESS WHEREOF, each party has duly signed this Agreement, all as of the date first written above.

CHIESI FARMACEUTICI SPA
By:	/s/ Alberto Chiesi
	Name:	Alberto Chiesi
	Title:	President

CORNERSTONE THERAPEUTICS INC.
By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	CEO

[Signature Page to Voting Agreement (Purchaser)]